AMERGENT HOSPITALITY GROUP, INC.

CUSIP 02362J205

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SERIES 2 CONVERTIBLE PREFERRED STOCK

ISIN US02362J2050

SEE REVERSE FOR CERTAIN DEFINITIONS

NUMBER

SHARES

SPECIMEN

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE REDEEMABLE SERIES 2 CONVERTIBLE PREFERRED STOCK, $0.0001 PAR VALUE AND $1,000 STATED VALUE, OF

AMERGENT HOSPITALITY GROUP, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE:

PRESIDENT

Michelle Arcidiacono

SECRETARY

AMERGENT HOSPITALITY GROUP, INC. CORPORATE SEAL DELAWARE *

Countersigned:

SECURITIES TRANSFER CORPORATION
P.O. Box 701629
Dallas, Tx. 75370

By:

TRANSFER AGENT - AUTHORIZED SIGNATURE

SECURITIES TRANSFER CORPORATION

AMERGENT HOSPITALITY GROUP, INC.

TRANSFER SUBJECT TO FEE SCHEDULE

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian..............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..............................
(State)

Additional abbreviations may also be used though not in the above list.

For value received,..*hereby sell, assign and transfer unto*

Please insert Social Security or other identifying number of assignee

[ ] ....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

....*Shares*

of the Preferred Stock represented by the within Certificate and do hereby irrevocably constitute and appoint..

....

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated.................., 20........

Signature:

X..

X..

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guarantee:

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.

Signature(s) guaranteed by: